UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

       Date of Report (Date of earliest event reported): December 27, 2002





                          AMERICAN ECOLOGY CORPORATION
                          ----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                      0-11688               95-3889638
         --------                      -------               ----------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
  of incorporation                                         Identification
   or organization)                                            Number)

         Lakepointe Centre I,
      300 E. Mallard, Suite 300
            Boise, Idaho                                    83706
            ------------                                    -----
(Address of principal executive offices)                 (Zip Code)



                                 (208) 331-8400
                                 --------------
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER INFORMATION.

On December 27, 2002, American Ecology Corporation issued a press release to announce that its wholly owned subsidiary, American Ecology Recycle Center, Inc., will discontinue radioactive waste processing operations and incur charges of approximately $6 million during the fourth quarter of 2002 related to the discontinuance. The press release, dated December 27, 2002, is attached as
Exhibit 99 and incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.  The following exhibit is filed as part of this report:

Exhibit 99 Press Release, dated December 27, 2002, entitled "AMERICAN ECOLOGY DISCONTINUES RADIOACTIVE WASTE PROCESSING BY OAK RIDGE, TENN SUBSIDIARY"


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
SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  AMERICAN ECOLOGY CORPORATION
                                  (Registrant)






Date:  December 27, 2002           By:/S/ James R. Baumgardner
                                          --------------------
                                     James R. Baumgardner
                                     Senior Vice President, Chief Financial
                                     Officer, Secretary and Treasurer



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
                                   EXHIBIT INDEX

Exhibit                                Description
-------                                -----------

99 Press Release, dated December 27, 2002, entitled "AMERICAN ECOLGY DISCONTINUES RADIOACTIVE WASTE PROCESSING BY OAK RIDGE, TENN SUBSIDIARY"


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